UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    July 29, 2021

VOXX INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-28839
(State or other jurisdiction of incorporation)	(Commission File Number)

13-1964841

(I.R.S. Employer Identification No.)

2351 J Lawson Blvd., Orlando, FL	32824
(Address of principal executive offices)	(Zip Code)

(800) 645-7750

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class:	Trading Symbol:	Name of Each Exchange on which Registered
Class A Common Stock $.01 par value	VOXX	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Results of Operations and Financial Condition.

On July 29, 2021, the following matters were voted upon and approved by VOXX International Corporation’s (the “Company”) shareholders at the Company’s Annual Meeting of Shareholders.

(1)	The election of eight members to the Board of Directors,

(2)

To approve, for the purposes of Section 203 of the Delaware General Corporation Law, the entry by EyeLock LLC, a subsidiary of the Company, into a Distribution Agreement, by and between EyeLock LLC and GalvanEyes Partners LLC, and the transactions contemplated thereby, including the potential issuance of membership interests represented by units of EyeLock LLC to GalvanEyes Partners LLC; and

(3)	The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2022.

1.	Election of Directors:

Director's Name	Votes For	Votes Withheld	Broker Non-Votes
Class A Directors
Peter Lesser	10,872,791	5,470,676	2,702,620
Denise Waund Gibson	10,080,506	6,262,961	2,702,620
John Adamovich, Jr.	11,428,155	4,915,312	2,702,620

Director's Name	Votes For	Votes Withheld	Broker Non-Votes
Class A and B Directors
John J. Shalam	34,998,228	3,954,779	2,702,620
Patrick M. Lavelle	35,328,718	3,624,289	2,702,620
Charles M. Stoehr	34,140,542	4,812,465	2,702,620
Ari M. Shalam	33,509,902	5,443,105	2,702,620
Beat Kahli	35,152,253	3,800,754	2,702,620

2.	Approval of EyeLock LLC Distribution Agreement with GalvanEyes Partners LLC:

Votes For	Votes Against	Votes Abstained
30,017,338	89,249	8,846,420

3.	Ratification of the Appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2022:

Votes For	Votes Against	Votes Abstained
41,629,908	21,321	4,398

Item 7.01    Regulation FD Disclosure.

On July 29, 2021, during the Company’s Annual Meeting of Shareholders, John J. Shalam, the Company’s Chairman of the Board; Patrick M. Lavelle, the Company’s CEO; and Beat Kahli, newly elected director of the Company, each made remarks to the Company’s shareholders and invited guests and a question-and-answer period followed.  A transcript of Mr. Shalam’s, Mr. Lavelle’s, and Mr. Kahli’s remarks, and the question-and-answer period, is attached to this Form 8-K as Exhibit 99.1.

The information furnished under Item 7.01, including Exhibit 99.1, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Transcript of Chairman’s, CEO’s, and Director’s remarks and question and answer period during Shareholders’ Meeting (filed herewith).
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOXX INTERNATIONAL CORPORATION (Registrant)

Date: August 4, 2021	BY:	/s/ Charles M. Stoehr
Charles M. Stoehr
Senior Vice President and
Chief Financial Officer